UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report January 10, 2006
                      (Date of earliest event reported):


                         AMERICAN HEALTHCHOICE, INC.
            (Exact name of registrant as specified in its charter)



           New York                     000-26740               11-2931252
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)


                7350 Hawk Road
             Flower Mound, Texas                               75022
    (Address of principal executive offices)                 (Zip Code)

                                (972) 538-0122
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


 ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


 ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

   *  The transaction was completed on January 10, 2006.

   * On December 29, 2005, the Company entered into three agreements with Golden Gate Investors, Inc. ("GGI"): (i) 4 3/4% Convertible Debenture ("Debenture"), (ii) Warrant to Purchase Common Stock ("Warrant"), and Securities Purchase Agreement.

   * The Debenture Principal Amount is $30,000 and has a maturity date of December 29, 2008. The conversion price shall be 85% of the average of the 5 lowest volume weighted average prices("vwap") during the 20 trading days prior to GGI's election to convert. If GGI elects to convert a portion of the Debenture and, on the day that the election is made, the vwap is less than $0.075, the Company shall have the right to prepay that portion of the Debenture that GGI elected to convert, plus any accrued and unpaid interest, at 120% of such amount. In the event that the Company elects to prepay that portion of the Debenture, GGI shall the right to withdraw its conversion notice.

   * The Company is obligated to file a Form SB-2 with the Securities and Exchange Commission relating to the offer and sale of securities included in the agreements with GGI. If the Form SB-2 is not effective by the 90th day from December 29, 2005, the Company shall be subject to certain default provisions.

   * On January 10, the Company received the $30,000 proceeds from the Debenture and a prepayment of $220,000 towards the exercise of warrant shares.


 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS


      4.9*  - 4 3/4 % Convertible Debenture dated December 29, 2005

      4.10* - Registration Rights Agreement dated December 29, 2005

      4.11* - Securities Purchase Agreement dated December 29, 2005

      4.12* - Warrant to Purchase Common Stock dated December 29, 2005

   *filed herewith


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMERICAN HEALTHCHOICE, INC.
                          (Registrant)

                          By: /s/ John C. Stuecheli
                          --------------------------
                          John C. Stuecheli
                          Chief Financial Officer
                          (Principal Financial and Accounting Officer)


 Date:     January 17, 2006